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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2005


                             ARGENT SECURITIES INC.


          (as depositor under an Indenture, dated as of April 19, 2005, providing for, inter alia, the issuance of
                       Asset-Backed Notes, Series 2005-W1)


                             Argent Securities Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)
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      Delaware                  333-121782                   77-0599834
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


1100 Town & Country Road,
      Suite 1100
   Orange, California                                           92868
-------------------------                                     ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (714) 564-0660
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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


         25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                      -3-


                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                   DESCRIPTION
-----------        -----------                   -----------
     1                 25.1             Statement of Eligibility of
                                        Deutsche Bank National Trust
                                        Company on Form T-1 under the
                                        Trust Indenture Act of 1939 of a
                                        corporation designated to act as
                                        Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 15, 2005


                                        ARGENT SECURITIES INC.


                                        By: /s/ John P. Grazer
                                            ------------------------
                                        Name:  John P. Grazer
                                        Title: CFO

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                                INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit No.                  Description                           Numbered Page
-----------                  -----------                           --------
  25.1           Statement of Eligibility of Deutsche Bank
                 National Trust Company on Form T-1 under the
                 Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                  EXHIBIT 25.1